EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Conn's, Inc. (the "Company") on Form 10-Q for the period ended October 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Thomas J. Frank, Sr., Chairman of the Board and Chief Executive Officer of the Company and Michael J. Poppe, Chief Financial Officer of the Company, hereby certify, pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                        /s/ Thomas J. Frank, Sr.
                                        ----------------------------------------
                                        Thomas J. Frank, Sr.
                                        Chairman of the Board and
                                        Chief Executive Officer


                                        /s/ Michael J. Poppe
                                        ----------------------------------------
                                        Michael J. Poppe
                                        Chief Financial Officer



Dated: November 26, 2008



A signed original of this written statement required by Section 906 has been provided to Conn's, Inc. and will be retained by Conn's, Inc. and furnished to the Securities and Exchange Commission or its staff upon request. The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.


                                       46